SCHEDULE 14A INFORMATION

                 PROXY STATEMENT PURSUANT TO SECTION 14(a)
                  OF THE SECURITIES EXCHANGE ACT OF 1934
                             (Amendment No.  )

                                                         ----
         Filed by the Registrant                        / X  /
                                                         ----
                                                         ----
         Filed by a party other than the Registrant     /    /
                                                         ----

Check the appropriate box:
 ----
/           / Preliminary Proxy Statement
 ----
 ----
/    /   Confidential, for Use of the Commission Only (as
 ----    permitted by Rule 14a-6(e)(2))
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/    X      / Definitive Proxy Statement
 ----
 ----
/    /   Definitive Additional Materials
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/    /   Soliciting Material Pursuant to Sec. 240.14a-11(c)
 ----    or Sec. 240.14a-12

                          PUTNAM HIGH YIELD TRUST
             (Name of Registrant as Specified In Its Charter)

              (Name of Person(s) Filing Proxy Statement if
                         other than Registrant)

Payment of Filing Fee (Check the appropriate box):
 ----
/ X  /   No fee required
 ----
 ----
/    /   Fee computed on table below per Exchange Act
 ----    Rule 14a-6(i)(1) and 0-11

         (1) Title of each class of securities to which transaction applies:

         (2)  Aggregate number of securities to which
              transaction applies:


         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule
              0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         (4)  Proposed maximum aggregate value of transaction:

         (5)  Total fee paid:
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/    /        Fee paid previously with preliminary materials.
 ----
 ----
/    /        Check box if any part of the fee is offset as
 ----         provided by Exchange Act Rule 0-11(a)(2) and
              identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

              (1)  Amount Previously Paid:

              (2)  Form, Schedule or Registration Statement No.:

              (3)  Filing Party:

              (4)  Date Filed:

IMPORTANT INFORMATION
FOR SHAREHOLDERS IN
PUTNAM HIGH YIELD TRUST

The document you hold in your hands contains your proxy statement and proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how to vote on your behalf on important issues relating to your fund. If you complete and sign the proxy, we'll vote it exactly as you tell us. If you simply sign the proxy, we'll vote it in accordance with the Trustees'
recommendations on pages    5     and    6    .

We urge you to spend a couple of minutes with the proxy statement, fill out your proxy card, and return it to us. When shareholders don't return their proxies in sufficient numbers, we have to incur the expense of follow-up solicitations, which can cost your fund money.

We want to know how you would like to vote and welcome your comments. Please take a few moments with these materials and return your proxy to us.

                        (PUTNAM LOGO APPEARS HERE)
                          BOSTON * LONDON * TOKYO

Table of contents

A Message from the Chairman      . . . . . . . . . . . . . . .
 .      1

Notice of Shareholder Meeting    . . . . . . . . . . . . . . .
 .      2

Trustees' Recommendations    . . . . . . . . . . . . . . . . . .
5


Proxy card enclosed























If you have any questions, please contact us at the special toll-free number we have set up for you (1-800-225-1581) or call your financial adviser.

A Message from the Chairman

(Photograph of George Putnam appears here)

Dear Shareholder:

I am writing to you to ask for your vote on important questions that affect your investment in your fund. While you are, of course, welcome to join us at your fund's meeting, most shareholders cast their vote by filling out and signing the enclosed proxy. We are asking for your vote on the following matters:

1.  Electing Trustees to oversee your fund;

2. Ratifying the selection by the Trustees of the independent auditors of your fund for its current fiscal year;

3. Approving amendments to certain of your fund's fundamental investment restrictions; and

4. Approving the elimination of certain of your fund's fundamental investment restrictions.

Although we would like very much to have each shareholder attend
   his or her     fund's meeting, we realize this is not
possible. Whether or not you plan to be present, we need your vote. We urge you to complete, sign, and return the enclosed proxy card promptly. A postage-paid envelope is enclosed.

I'm sure that you, like most people, lead a busy life and are tempted to put this proxy aside for another day. Please don't. When shareholders do not return their proxies, their fund may have to incur the expense of follow-up solicitations. All shareholders benefit from the speedy return of proxies.

Your vote is important to us. We appreciate the time and consideration that I am sure you will give this important matter.
If you have questions about the proposals, contact your financial adviser or call a Putnam customer service representative at 1-800-225-1581.

                             Sincerely yours,

                             (signature of George Putnam)
                             George Putnam, Chairman

PUTNAM HIGH YIELD TRUST
Notice of a Meeting of Shareholders


This is the formal agenda for your fund's shareholder meeting.
It tells you what matters will be voted on and the time and place of the meeting, if you can attend in person.

To the Shareholders of Putnam High Yield Trust:

A Meeting of Shareholders of your fund will be held on February 6, 1997 at 2:00 p.m., Boston time, on the eighth floor of One Post Office Square, Boston, Massachusetts, to consider the following:

1.   Electing Trustees.  See page    5    .

2.   Ratifying the selection by the Trustees of the independent auditors of your fund for its current fiscal year.  See
     page    26    .

3.A. Approving an amendment to the fund's fundamental investment restriction with respect to diversification.  See page
        27    .

3.B. Approving an amendment to the fund's fundamental investment restriction with respect to investments in the securities of
     a single issuer.  See page    29    .

3.C. Approving an amendment to the fund's fundamental investment restriction with respect to making loans.  See page
        30    .

3.D. Approving an amendment to the fund's fundamental investment restriction with respect to investments in commodities.  See
     page    31    .

3.E. Approving an amendment to the fund's fundamental investment restriction with respect to investments in real estate.  See
     page    33    .

3.F. Approving an amendment to the fund's fundamental investment restriction with respect to concentration of its assets.
     See page    34    .

4.A. Approving the elimination of the fund's fundamental
     investment restriction with respect to investments in
     issuers that have been in operation for less than three
     years.  See page    35    .

4.B. Approving the elimination of the fund's fundamental
     investment restriction with respect to investments in securities of issuers in which management of the fund or Putnam Investment Management owns securities. See page
        36    .

4.C. Approving the elimination of the fund's fundamental
     investment restriction with respect to margin transactions.
     See page    37    .

4.D. Approving the elimination of the fund's fundamental
     investment restriction with respect to short sales.  See
     page    38    .

4.E. Approving the elimination of the fund's fundamental
     investment restriction with respect to pledging assets.  See
     page    39    .

4.F. Approving the elimination of the fund's fundamental
     investment restriction with respect to investments in
     illiquid securities.  See page    41    .

4.G. Approving the elimination of the fund's fundamental
     investment restriction with respect to investments in
     certain oil, gas and mineral interests.  See page    42    .


4.H. Approving the elimination of the fund's fundamental
     investment restriction with respect to investing to gain
     control of a company's management.  See page    44    .

4.I. Approving the elimination of the fund's fundamental
     investment restriction with respect to options transactions.
     See page    44    .

5. Transacting other business as may properly come before the meeting.

By the Trustees

George Putnam, Chairman
William F. Pounds, Vice Chairman

Jameson A. Baxter                   Robert E. Patterson
Hans H. Estin                       Donald S. Perkins
John A. Hill                        George Putnam, III
Ronald J. Jackson                   Eli Shapiro
Elizabeth T. Kennan                 A.J.C. Smith
Lawrence J. Lasser                  W. Nicholas Thorndike

WE URGE YOU TO MARK, SIGN, DATE, AND MAIL THE ENCLOSED PROXY IN
THE POSTAGE-PAID ENVELOPE PROVIDED SO YOU WILL BE REPRESENTED AT
THE MEETING.

November    18    , 1996

Proxy Statement

This document will give you the information you need to vote on the matters listed on the previous pages. Much of the information in the proxy statement is required under rules of the Securities and Exchange Commission ("SEC"); some of it is technical. If there is anything you don't understand, please contact us at our special toll-free number, 1-800-225-1581, or call your financial adviser.

Who is asking for my vote?

The enclosed proxy is solicited by the Trustees of Putnam High Yield Trust for use at the Meeting of Shareholders of the fund to be held on February 6, 1997, and, if your fund's meeting is adjourned, at any later meetings, for the purposes stated in the Notice of Meeting (see previous pages).

How do your fund's Trustees recommend that shareholders vote on these proposals?

The Trustees recommend that you vote

1.   For the election of all nominees;

2. For selecting Coopers & Lybrand L.L.P. as the independent auditors of your fund;

3.A. For amending the fund's fundamental investment restriction with respect to diversification;

3.B. For amending the fund's fundamental investment restriction with respect to investments in the securities of a single issuer;

3.C. For amending the fund's fundamental investment restriction with respect to making loans;

3.D. For amending the fund's fundamental investment restriction with respect to investments in commodities;

3.E. For amending the fund's fundamental investment restriction with respect to investments in real estate;

3.F. For amending the fund's fundamental investment restriction with respect to concentration of its assets;

4.A. For eliminating the fund's fundamental investment restriction with respect to investments in issuers that have been in operation for less than three years;

4.B. For eliminating the fund's fundamental investment restriction with respect to investments in securities of issuers in which management of the fund or Putnam Investment
     Management owns securities;

4.C. For eliminating the fund's fundamental investment restriction with respect to margin transactions;

4.D. For eliminating the fund's fundamental investment restriction with respect to short sales;

4.E. For eliminating the fund's fundamental investment restriction with respect to pledging assets;

4.F. For eliminating the fund's fundamental investment restriction with respect to investments in illiquid securities;

4.G. For eliminating the fund's fundamental investment restriction with respect to investments in certain oil, gas and mineral interests;

4.H. For eliminating the fund's fundamental investment restriction with respect to investing to gain control of a company's management; and

4.I. For eliminating the fund's fundamental investment restriction with respect to options transactions.

Who is eligible to vote?

Shareholders of record at the close of business on November 8, 1996, are entitled to be present and to vote at the meeting or any adjourned meeting. The Notice of Meeting, the proxy, and the Proxy Statement have been mailed to shareholders of record on or
about November    18    , 1996.

Each share is entitled to one vote. Shares represented by duly executed proxies will be voted in accordance with shareholders' instructions. If you sign the proxy, but don't fill in a vote, your shares will be voted in accordance with the Trustees' recommendations. If any other business is brought before the meeting, your shares will be voted at the Trustees' discretion.

The Proposals

1.   ELECTION OF TRUSTEES

Who are the nominees for Trustees?

The Nominating Committee of the Trustees recommends that the number of Trustees be fixed at fourteen and that you vote for the election of the nominees described below. Each nominee is currently a Trustee of your fund and of the other Putnam funds.

The Nominating Committee of the Trustees consists solely of Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940) of your fund or of Putnam Investment Management, Inc., your fund's investment manager ("Putnam Management").

Jameson Adkins Baxter
[Insert Picture]

Ms. Baxter, age 53, is the President of Baxter Associates, Inc., a management and financial consulting firm which she founded in 1986. During that time, she was also a Vice President and Principal of the Regency Group, Inc., and a Consultant to First Boston Corporation, both of which are investment banking firms. From 1965 to 1986, Ms. Baxter held various positions in investment banking and corporate finance at First Boston.

Ms. Baxter currently also serves as a Director of Banta Corporation, Avondale Federal Savings Bank, and ASHTA Chemicals, Inc. She is also the Chairman Emeritus of the Board of Trustees of Mount Holyoke College, having previously served as Chairman for five years and as a Board member for thirteen years; an Honorary Trustee and past President of the Board of Trustees of the Emma Willard School; and Chair of the Board of Governors of Good Shepherd Hospital. Ms. Baxter is a graduate of Mount Holyoke College.


Hans H. Estin
[Insert Picture]

Mr. Estin, age 68, is a Chartered Financial Analyst and the Vice Chairman of North American Management Corp., a registered investment adviser serving individual clients and their families. Mr. Estin currently also serves as a Director of The Boston Company, Inc., a registered investment adviser which provides administrative and investment management services to mutual funds and other institutional investors, and Boston Safe Deposit and Trust Company; a Corporation Member of Massachusetts General Hospital; and a Trustee of New England Aquarium. He previously served as the Chairman of the Board of Trustees of Boston University and is currently active in various other civic associations, including the Boys & Girls Clubs of Boston, Inc. Mr. Estin is a graduate of Harvard College and holds honorary doctorates from Merrimack College and Boston University.


John A. Hill
[Insert Picture]

Mr. Hill, age 54, is the Chairman and Managing Director of First
Reserve Corporation, a registered investment adviser investing in companies in the world-wide energy industry on behalf of institutional investors.

Prior to acquiring First Reserve in 1983, Mr. Hill held executive positions with several investment advisory firms and held various positions with the Federal government, including Associate
Director of the Office of Management and Budget and Deputy
Administrator of the Federal Energy Administration.

Mr. Hill currently also serves as a Director of Snyder Oil Corporation, an exploration and production company which he founded, Maverick Tube Corporation, a manufacturer of structural steel, pipe and well casings, PetroCorp Incorporated, an exploration and production company, Weatherford Enterra, Inc., an oil field service company, various private companies controlled by First Reserve Corporation, and various First Reserve Funds.
He is also a Member of the Board of Advisors of Fund Directions. He is currently active in various business associations, including the Economic Club of New York, and lectures on energy issues in the United States and Europe. Mr. Hill is a graduate of Southern Methodist University.



Ronald J. Jackson
[Insert Picture]

Mr. Jackson, age 52, was Chairman of the Board, President and Chief Executive Officer of Fisher-Price, Inc., a major toy manufacturer, from 1990 to 1993. He previously served as President and Chief Executive Officer of Stride-Rite, Inc., a manufacturer and distributor of footwear, from 1989 to 1990, and as President and Chief Executive Officer of Kenner Parker Toys, Inc., a major toy and game manufacturer, from 1985 to 1987. Prior to that, he held various financial and marketing positions at General Mills, Inc. from 1966 to 1985, including Vice President, Controller and Vice President of Marketing for Parker Brothers, a toy and game company, and President of Talbots, a retailer and direct marketer of women's apparel.

Mr. Jackson currently serves as a Director of Safety 1st, Inc., a company which markets a wide range of child care and safety products. He also serves as a Trustee of Salem Hospital and the Peabody Essex Museum. He previously served as a Director of a number of public companies including Fisher-Price, Inc., Kenner Parker Toys, Inc., Stride-Rite, Inc., and Mattel, Inc., a major toy manufacturer. Mr. Jackson is a graduate of Michigan State University Business School.


Elizabeth T. Kennan
[Insert Picture]

Ms. Kennan, age 58, is President Emeritus and Professor of Mount Holyoke College. From 1978 through June 1995, she was President of Mount Holyoke College. From 1966 to 1978, she was on the faculty of Catholic University, where she taught history and published numerous articles.

Ms. Kennan currently also serves as a Director of NYNEX Corporation, a telecommunications company, Northeast Utilities, the Kentucky Home Life Insurance Companies, and Talbots. She also serves as a Member of The Folger Shakespeare Library Committee. She is currently active in various educational and civic associations, including the Committee on Economic Development and the Council on Foreign Relations. Ms. Kennan is a graduate of Mount Holyoke College, the University of Washington and St. Hilda College at Oxford University and holds several honorary doctorates.


Lawrence J. Lasser*
[Insert Picture]

Mr. Lasser, age 54, is the Vice President of your fund and the other Putnam funds. He has been the President, Chief Executive Officer and a Director of Putnam Investments, Inc. and Putnam Management since 1985, having begun his career there in 1969.

Mr. Lasser currently also serves as a Director of Marsh & McLennan Companies, Inc., the parent company of Putnam Management, and INROADS/Central New England, Inc., a job market internship program for minority high school and college students. He is a Member of the Board of Overseers of the Museum of Science, the Museum of Fine Arts and the Isabella Stewart Gardner Museum in Boston. He is also a Trustee of the Beth Israel Hospital and Buckingham, Browne and Nichols School. Mr. Lasser is a graduate of Antioch College and Harvard Business School.


Robert E. Patterson
[Insert Picture]

Mr. Patterson, age 51, is the Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership, a registered investment adviser which manages real estate investments for institutional investors. Prior to 1990, he was the Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc., the predecessor company of Cabot Partners. Prior to that, he was a Senior Vice President of the Beal Companies, a real estate management, investment and development company. He has also worked as an attorney and held various positions in state government, including the founding Executive Director of the Massachusetts Industrial Finance Agency.

Mr. Patterson currently also serves as Chairman of the Joslin
Diabetes Center and as a Director of Brandywine Trust Company.
Mr. Patterson is a graduate of Harvard College and Harvard Law
School.


Donald S. Perkins*
[Insert Picture]

Mr. Perkins, age 69, is the retired Chairman of the Board of Jewel Companies, Inc., a diversified retailer, where among other roles he served as President, Chief Executive Officer and Chairman of the Board from 1965 to 1980. He currently also serves as a Director of various other public corporations, including AON Corp., an insurance company, Cummins Engine Company, Inc., an engine and power generator equipment manufacturer and assembler, Current Assets L.L.C., a corporation providing financial staffing services, Illinova and Illinois Power Co., Inland Steel Industries, Inc., LaSalle Street Fund, Inc., a real estate investment trust, Lucent Technologies Inc., Springs Industries, Inc., a textile manufacturer, and Time Warner, Inc., one of the nation's largest media conglomerates. He previously served as a Director of several other major public corporations, including Corning Glass Works, Eastman Kodak Company, Firestone Tire & Rubber Company and K-Mart Corporation.

Mr. Perkins currently also serves as a Trustee and Vice Chairman of Northwestern University and as a Trustee of the Hospital Research and Education Trust. He is currently active in various civic and business associations, including the Business Council and the Civic Committee of the Commercial Club of Chicago, of which he is the founding Chairman. Mr. Perkins is a graduate of Yale University and Harvard Business School and holds an honorary doctorate from Loyola University of Chicago.


William F. Pounds
[Insert Picture]

Dr. Pounds, age 68, is the Vice Chairman of your fund and of the other Putnam funds. He has been a Professor of Management at the Alfred P. Sloan School of Management at the Massachusetts Institute of Technology since 1961 and served as Dean of that School from 1966 to 1980. He previously served as Senior Advisor to the Rockefeller Family and Associates and was a past Chairman of Rockefeller & Co., Inc., a registered investment adviser which manages Rockefeller family assets, and Rockefeller Trust Company.

Dr. Pounds currently also serves as a Director of IDEXX Laboratories, Inc., EG&G, Inc., Perseptive Biosystems, Inc., Management Sciences For Health, Inc. and Sun Company, Inc. He is also a Trustee of the Museum of Fine Arts in Boston; an Overseer of WGBH Educational Foundation, and a Fellow of The American Academy of Arts and Sciences. He previously served as a Director of Fisher-Price, Inc. and General Mills, Inc. Dr. Pounds is a graduate of Carnegie-Mellon University.

George Putnam*
[Insert Picture]

Mr. Putnam, age 70, is the Chairman and President of your fund and of the other Putnam funds. He is the Chairman and a Director of Putnam Management and Putnam Mutual Funds Corp. and a Director of Marsh & McLennan, their parent company. Mr. Putnam is the son of the founder of the Putnam funds and Putnam Management and has been employed in various capacities by Putnam Management since 1951, including Chief Executive Officer from 1961 to 1973. He is a former Overseer and Treasurer of Harvard University; a past Chairman of the Harvard Management Company; and a Trustee Emeritus of Wellesley College and Bradford College.

Mr. Putnam currently also serves as a Director of The Boston Company, Inc., Boston Safe Deposit and Trust Company, Freeport-McMoRan, Inc., Freeport Copper and Gold, Inc., McMoRan Oil and Gas, Inc., mining and natural resources companies, General Mills, Inc., Houghton Mifflin Company, a major publishing company, and Rockefeller Group, Inc., a real estate manager. He is also a Trustee of Massachusetts General Hospital, McLean Hospital, Vincent Memorial Hospital, WGBH Educational Foundation and the Museum of Fine Arts and the Museum of Science in Boston; the New England Aquarium; an Overseer of Northeastern University; and a Fellow of The American Academy of Arts and Sciences. Mr. Putnam is a graduate of Harvard College and Harvard Business School and holds honorary doctorates from Bates College and Harvard University.


George Putnam, III*
[Insert Picture]

Mr. Putnam, age 45, is the President of New Generation Research, Inc., a publisher of financial advisory and other research services relating to bankrupt and distressed companies, and New Generation Advisers, Inc., a registered investment adviser which provides advice to private funds specializing in investments in such companies. Prior to founding New Generation in 1985, Mr. Putnam was an attorney with the Philadelphia law firm Dechert Price & Rhoads.

Mr. Putnam currently also serves as a Director of the Massachusetts Audubon Society. He is also a Trustee of the Sea Education Association and St. Mark's School and an Overseer of the New England Medical Center. Mr. Putnam is a graduate of Harvard College, Harvard Business School and Harvard Law School.


Eli Shapiro
[Insert Picture]

Dr. Shapiro, age 80, is the Alfred P. Sloan Professor of Management, Emeritus at the Alfred P. Sloan School of Management at the Massachusetts Institute of Technology, having served on the faculty of the Sloan School for eighteen years. He previously was also on the faculty of Harvard Business School, The University of Chicago School of Business and Brooklyn College. During his academic career, Dr. Shapiro authored numerous publications concerning finance and related topics. He previously served as the President and Chief Executive Officer of the National Bureau of Economic Research and also provided economic and financial consulting services to various clients.

Dr. Shapiro is a past Director of many companies, including Nomura Dividend Income Fund, Inc., a privately held registered investment company managed by Putnam Management, Reece Corporation, a sewing machine manufacturer, Commonwealth Mortgage, Dexter Corporation, a manufacturer of plastics and related products, Avis Corporation, a car rental company, Connecticut Bank and Trust Company, Connecticut National Gas Corporation, the Federal Home Loan Bank of Boston, where he served as Chairman from 1977 to 1989, Travelers' Corporation, an insurance company, and Norlin Corporation, a musical instrument manufacturer; and a past Trustee of Mount Holyoke College and the Putnam funds (from 1984 to 1989).

Dr. Shapiro is a Fellow of The American Academy of Arts and Sciences and is active in various professional and civic associations, including the American Economic Association, the American Finance Association and the Council on Foreign Relations. Dr. Shapiro is a graduate of Brooklyn College and Columbia University.


A.J.C. Smith*
[Insert Picture]

Mr. Smith, age 62, is the Chairman and Chief Executive Officer of Marsh & McLennan Companies, Inc. He has been employed by Marsh & McLennan and related companies in various capacities since 1961. Mr. Smith is a Director of the Trident Corp., and he also serves as a Trustee of the Carnegie Hall Society, the Central Park Conservancy, The American Institute for Chartered Property Underwriters, and is a Founder of the Museum of Scotland Society. He was educated in Scotland and is a Fellow of the Faculty of Actuaries in Edinburgh, a Fellow of the Canadian Institute of Actuaries, a Fellow of the Conference of Actuaries in Public Practice, an Associate of the Society of Actuaries, a Member of the American Academy of Actuaries, the International Actuarial Association and the International Association of Consulting Actuaries.


W. Nicholas Thorndike**
[Insert Picture]

Mr. Thorndike, age 63, serves as a Director of various corporations and charitable organizations, including Data General Corporation, a computer and high technology company, Bradley Real Estate, Inc., a real estate investment firm, Providence Journal Co., a newspaper publisher and owner of television stations, and Courier Corporation, a book binding and printing company. He is also a Trustee of Eastern Utilities Associates, Massachusetts General Hospital, where he previously served as chairman and president, and Northeastern University.

Prior to December 1988, he was the Chairman of the Board and Managing Partner of Wellington Management Company/Thorndike, Doran, Paine & Lewis, a registered investment adviser which manages mutual funds and institutional assets. He also previously served as a Trustee of the Wellington Group of Funds (now The Vanguard Group) and was the Chairman and a Director of Ivest Fund, Inc. Mr. Thorndike is a graduate of Harvard College.


----------------------------

* Nominees who are or may be deemed to be "interested persons" (as defined in the Investment Company Act of 1940) of your fund, Putnam Management and Putnam Mutual Funds Corp. ("Putnam Mutual Funds"), the principal underwriter for all the open-end Putnam Funds and an affiliate of Putnam Management. Messrs. Putnam, Lasser, and Smith are deemed "interested persons" by virtue of their positions as officers or shareholders of your fund, or directors of Putnam Management, Putnam Mutual Funds or Marsh & McLennan Companies, Inc., the parent company of Putnam Management and Putnam Mutual Funds. Mr. George Putnam, III, Mr. Putnam's son, is also an "interested person" of your fund, Putnam Management and Putnam Mutual Funds. Mr. Perkins may be deemed to be an "interested person" of your fund because of his service as a director of a certain publicly held company that includes registered broker-dealer firms among its subsidiaries. Neither your fund nor any of the other Putnam funds currently engages in any transactions with such firms except that certain of such firms act as dealers in the retail sale of shares of certain Putnam funds in the ordinary course of their business. The balance of the nominees are not "interested persons."

** In February 1994 Mr. Thorndike accepted appointment as a successor trustee of certain private trusts in which he has no beneficial interest. At that time he also became Chairman of the Board of two privately owned corporations controlled by such trusts, serving in that capacity until October 1994. These corporations filed voluntary petitions for relief under Chapter 11 of the U.S. Bankruptcy Code in August 1994.

Except as indicated above, the principal occupations and business experience of the nominees for the last five years have been with the employers indicated, although in some cases they have held
different positions with those employers.          Except for
Dr. Shapiro and Mr. Jackson, all the nominees were elected by the
shareholders in    July 1993    .  Dr. Shapiro and Mr. Jackson
were elected by the other Trustees in April 1995 and May 1996,
respectively.          As indicated above, Dr. Shapiro also
previously served as a Trustee of the Putnam funds from 1984 to 1989. The 14 nominees for election as Trustees at the shareholder meeting of your fund who receive the greatest number of votes will be elected Trustees of your fund. The Trustees serve until their successors are elected and qualified. Each of the nominees has agreed to serve as a Trustee if elected. If any of the nominees is unavailable for election at the time of the meeting, which is not anticipated, the Trustees may vote for other nominees at their discretion, or the Trustees may
   recommend that the shareholders     fix the number of Trustees
at less than 14 for your fund.

What are the Trustees' responsibilities?
Your fund's Trustees are responsible for the general oversight of your fund's business and for assuring that your fund is managed in the best interests of its shareholders. The Trustees periodically review your fund's investment performance as well as the quality of other services provided to your fund and its shareholders by Putnam Management and its affiliates, including administration, custody, distribution and investor servicing. At least annually, the Trustees review the fees paid to Putnam Management and its affiliates for these services and the overall level of your fund's operating expenses. In carrying out these responsibilities, the Trustees are assisted by an independent administrative staff and by your fund's auditors and legal counsel, which are selected by the Trustees and are independent of Putnam Management and its affiliates.

Do the Trustees have a stake in your fund?
The Trustees believe it is important that each Trustee have a significant investment in the Putnam funds. The Trustees allocate their investments among the more than 99 Putnam funds based on their own investment needs. The Trustees' aggregate
investments in the Putnam funds total over    $48     million.
The table below lists each Trustee's current investments in the fund and in the Putnam funds as a group.



Share Ownership by    Trustees




Trustees
Year first
        elected
as    Trustee of
the Putnam
funds

Number of shares of
   the fund owned as
of 9/30/96(1)

Number             of
shares of         all
Putnam         funds
owned        as of
   9/30/96(2)


---           ---------------------------------------------------
--------------------------
-----------


Jameson A. Baxter
1994
      2,313(3)
  35,991


Hans H. Estin
1972
     188
  27,467


John A. Hill
1985
     452
 127,131


Ronald J. Jackson
1996
   1,273
  66,402


Elizabeth    J.
Kennan
1992
     279
  29,939


Lawrence J. Lasser
1992
     154
 444,265


Robert E. Patterson
1984
   6,025
  59,066


Donald S. Perkins
1982
   6,387
  164,173


William F. Pounds
1971
   12,740
  350,849


George Putnam
1957
      99,175(4)
1,529,688


George Putnam, III
1984
    3,356
  289,044


Eli Shapiro
   1995   (5)
   -0-
  88,717


A.J.C. Smith
1986
     284
  46,915


W. Nicholas Thorndike
1992
     160
  80,855


   (1)        Except as noted below,    each     Trustee has sole
              investment power and sole voting power with respect to his or her shares of the fund.

       (2) These holdings do not include shares of Putnam money market funds.

       (3) Ms. Baxter has shared investment power and shared voting power with respect to all of these shares.

    (4) Mr. Putnam has sole investment power and shared voting power with respect to $93,645 of these shares which are held for his individual account in the Putnam
Investments,
         Inc. Profit Sharing Retirement Plan.
    (5) Dr. Shapiro previously served as a Trustee of the Putnam funds from 1984 to 1989.

    As of    September 30    , 1996, the Trustees and officers of
    the fund owned a total of    144,831      shares of the fund,
    comprising less than 1% of its outstanding shares on that
date.
            A total of    104,640     of these shares are held by
    certain "interested" Trustees and officers of your fund and Putnam Management in their Putnam Investments, Inc. Profit Sharing Retirement Plan accounts. Each individual accountholder has sole investment power and shared voting power
    with respect to his/her account.

What are some of the ways in which the Trustees represent shareholder interests?
The Trustees believe that, as substantial investors in the Putnam funds, their interests are closely aligned with those of individual shareholders. Among other ways, the Trustees seek to represent shareholder interests:

    * by carefully reviewing your fund's investment performance on an individual basis with your fund's managers;

    * by also carefully reviewing the quality of the various other services provided to the funds and their shareholders by Putnam Management and its affiliates;

    *    by discussing with senior management of Putnam
Management
         steps being taken to address any performance deficiencies;

    * by reviewing the fees paid to Putnam Management to ensure that such fees remain reasonable and competitive with those of other mutual funds, while at the same time providing Putnam Management sufficient resources to continue to provide high quality services in the future;

    * by monitoring potential conflicts between the funds and Putnam Management and its affiliates to ensure that the funds continue to be managed in the best interests of their shareholders;

    * by also monitoring potential conflicts among funds to ensure that shareholders continue to realize the benefits
         of participation in a large and diverse family of funds.


How often do the Trustees meet?
The Trustees meet each month (except August) over a two-day period to review the operations of your fund and of the other Putnam funds.
A portion of these meetings is devoted to meetings of various Committees of the board which focus on particular matters. These include: the Contract Committee, which reviews all contractual arrangements with Putnam Management and its affiliates; the Communication and Service Committee, which reviews the quality of services provided by your fund's investor servicing agent, distributor and custodian; the Pricing, Brokerage and Special Investments Committee, which reviews matters relating to valuation of securities, best execution, brokerage costs and allocations and new investment techniques; the Audit Committee, which reviews accounting policies and the adequacy of internal controls and supervises the engagement of the funds' auditors; the Compensation,
Administration and Legal Affairs Committee, which reviews the compensation of the Trustees and their administrative staff and supervises the engagement of the funds' independent counsel; and the
Nominating Committee, which is responsible for selecting nominees for election as Trustees.

Each Trustee generally attends at least two formal committee meetings during such monthly meeting of the Trustees. During 1995, the average Trustee participated in approximately 40 committee
and
board meetings.  In addition, the Trustees meet in small groups with
Chief Investment Officers and Portfolio Managers to review recent performance and the current investment climate for selected funds.
These meetings ensure that each fund's performance is reviewed in
detail at least twice a year.   The Contract Committee typically
meets on several additional occasions during the year to carry out its responsibilities. Other Committees, including an Executive Committee, may also meet on special occasions as the need arises.

What are the Trustees paid for their services?
   Each     Trustee    receives     a fee for his or her
services.
Each Trustee also receives fees for serving as Trustee of
other Putnam funds.  The Trustees periodically review their fees to
assure that such fees continue to be appropriate in light of their
responsibilities as well as in relation to fees paid to trustees of
other mutual fund complexes.  The    Trustees meet monthly over a
two-day period, except in August.  The Compensation Committee, which
consists solely of Trustees not affiliated with Putnam Management and is responsible for recommending Trustee compensation, estimates that Committee and Trustee meeting time together with the appropriate preparation requires the equivalent of at least three business days per Trustee meeting. The following table shows the year each Trustee was first elected a Trustee of the Putnam funds,
the     fees paid to each Trustee by    the fund for fiscal 1996
and
the fees paid to each Trustee     by all of the Putnam funds
   during calendar year 1995.

   Compensation Table





Trustees
Aggregate
compensation
from the
fund1
Pension or
retirement benefits
accrued as part of
fund expenses2
Estimated3 annual
benefits from all
Putnam Funds upon
retirement
Total
compensation from
all Putnam funds4


-----------------------------------------------------------------
---------------------------------


Jameson A. Baxter/1994
$5,561
$0
$71,676
$150,854


Hans H. Estin/1972
5,528
0
70,043
150,854


John A. Hill/1985(5)
5,497
0
70,043
149,854


Ronald J. Jackson/1996(5)(6)
1,290
0
N/A
N/A


Elizabeth T. Kennan/1992
5,528
0
69,709
148,854


Lawrence J. Lasser/1992
5,479
0
70,043
150,854


Robert E. Patterson/1984
5,837
0
71,043
152,854


Donald S. Perkins/1982
5,494
0
69,376
150,854


William F. Pounds/1971
   6,143(7)
0
70,543
149,854


George Putnam/1957
5,528
0
70,043
150,854


George Putnam, III/1984
5,528
0
70,043
150,854


Eli Shapiro/1995(8)
5,866
0
47,686
95,372


A.J.C. Smith/1986
5,479
0
68,252
149,854


W. Nicholas Thorndike/1992
5,817
0
71,043
152,854



   (1)         Includes an annual retainer and an attendance fee
for
               each meeting attended.
   (2)    The Trustees approved a Retirement Plan for Truestees
of
          the Putnam funds on October 1, 1996.  Prior to that
date,
          voluntary retirement benefits were paid to certain
retired
          Trustees, and no such benefits were accrued as part of
          fund expenses.
(3)  Assumes that each Trustee retires after at least five years of
     service.  Estimated benefits for each are based on amounts paid
     to such Trustee for the three            most recent
calendar
        years (or, for Trustees who have not served as Trustees
for
     the three most recent calendar years, the average amount
paid
     to each Trustee for such years).
(4)       As of December 31, 1995, there were 99 funds in the
Putnam
          family.
   (5)         Includes compensation deferred         pursuant to
a
               Trustee Compensation Deferral Plan. The total amounts of deferred compensation payable to Mr.
Hill
               and Mr. Jackson by the fund as of August 31, 1996,
                  was $6,724 and $1,228, respectively.  The total
               amount of deferred compensation payable by the
Putnam
               funds to Mr. Hill as of December 31, 1995 was $51,141. Information on deferred compensation includes income earned on such amounts.
   (6)         Elected as a Trustee in    May 1996.
   (7)         Includes additional compensation for    service as
               Vice Chairman of the     Putnam    funds.
   (8)         Elected as a Trustee in April   1995

Under a     Retirement    Plan     for Trustees of the Putnam
funds   (the "Plan"), each     Trustee who retires    with at
least
five years of service as a Trustee of the funds is entitled to
receive an annual retirement benefit     equal to one-half of the
   average annual compensation paid to such Trustee for the least three years of service prior to reitrement. This retirement benefit is payable during a Trustee's lifetime, beginning the year following retirement, for a number of years equal to such Trustee's years of service. A death benefit is also available under the Plan which assures that the Trustee and his or her beneficiaries will receive benefit payments for the lesser of an aggregate period of (i) ten years or (ii) such Trustee's total years of service.

The Plan administrator (a committee comprised of Trustees that are
not "interested persons" of the fund, as defined in the
Investment
Company Act of 1940) may terminate or amend the Plan at any time, but no termination or amendment will result in a reduction in the amount of benefits (i) currently being paid to a Trustee at the time of such termiantion or amendment, or (ii) to which a current
Trustee
would have been entitled to receive had he or she retired
immediately prior to such termination or amendment    .

For additional information about your fund, including further information about its Trustees and officers, please see "Further
Information About Your Fund," on page    50    .


Putnam Investments

Putnam Investment Management, Inc. and its affiliates, Putnam
Mutual
Funds, the principal underwriter for shares of your fund and Putnam
Fiduciary Trust Company, your fund's investor servicing agent and custodian, are wholly owned by Putnam Investments, Inc., One Post Office Square, Boston, Massachusetts 02109, a holding company that is in turn wholly owned by Marsh & McLennan Companies, Inc., which has executive offices at 1166 Avenue of the Americas, New York, New
York 10036. Marsh & McLennan Companies, Inc. and its operating subsidiaries are professional services firms with insurance and reinsurance brokering, consulting, and investment management businesses.

2.  SELECTION OF INDEPENDENT AUDITORS

   Coopers     & Lybrand L.L.P., One Post Office Square, Boston,
Massachusetts, independent accountants, has been selected by the Trustees as the auditor of your fund for the current fiscal year. Among the country's preeminent accounting firms, this firm also serves as the auditor for approximately half of the other funds in the Putnam family. It was selected primarily on the basis of its expertise as auditors of investment companies, the quality of its audit services, and the competitiveness of the fees charged for these services.

A majority of the votes on the matter is necessary to ratify the selection of auditors. A representative of the independent auditors is expected to be present at the meeting to make statements and to respond to appropriate questions.

PROPOSALS 3 AND 4

As described in the following proposals, the Trustees are recommending that shareholders approve a number of changes to the fund's fundamental investment restrictions, including the elimination of certain of these restrictions. The purpose of these changes is to standardize the investment restrictions of all of the
Putnam funds, including your fund where appropriate, and in certain cases, to increase the fund's investment flexibility. By having standard investment restrictions for all Putnam funds, Putnam Management will be able to more easily monitor each fund's compliance with its investment policies. Many of these changes will have little practical effect on the way your fund is managed given the fund's current investment objective and policies.

Several of the proposals request that certain fundamental
restrictions be    eliminated    .  These fundamental
restrictions
were originally adopted to comply with state securities law requirements, but are no longer applicable to the fund due to recently enacted federal legislation that effectively eliminated the ability of states to impose investment limitations on
   registered     investment companies like the    fund.  In
light
of this development, Putnam Management believes that these retrictions are unnecessary and should be eliminated.

The adoption of any of these proposals is not contingent on the adoption of any other proposal.

3.A. AMENDING THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION WITH
     RESPECT TO DIVERSIFICATION

The Trustees are recommending that the fund's fundamental investment restriction with respect to the diversification of its investments be revised to reflect the standard restriction expected to be used by other Putnam funds and to grant the fund the maximum investment flexibility permitted by the Investment Company Act of 1940, as amended (the "1940 Act"). Under the 1940 Act, the fund, as a diversified fund, generally may not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of any one issuer (except U.S. government securities). The remaining 25% of the fund's total assets is not subject to this restriction.

The fund's current restriction is more restrictive, and states that the fund may not:

     "Invest in securities of any issuer if, immediately after such investment, more than 5% of the total assets of the fund taken at current value would be invested in the securities of such issuer, provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by
     the U.S. government or its agencies or instrumentalities."

The proposed amended fundamental investment restriction is set forth below.

          "The fund may not ...

     With respect to 75% of its total assets, invest in the securities of any issuer if, immediately after such investment,
      more than 5% of the total assets of the fund
     (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its
     agencies or instrumentalities."

If the proposed change is approved, the fund will be able to invest up to 25% of its total assets in the securities of any one issuer.
The amended restriction would continue to exclude from its limitations U.S. government securities. Following the amendment, the fund would continue to be a diversified investment company for purposes of the 1940 Act.

Putnam Management believes that this enhanced flexibility could assist the fund in achieving its investment objective. However, during times when Putnam Management invests a higher percentage of the fund's assets in one or more issuers, the value of the fund's shares may fluctuate more widely than the value of shares of a portfolio investing in a larger number of issuers.

Required Vote. Approval of this proposal requires the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund, or (2) 67% or more of the shares of the fund present at the meeting if more than 50% of the outstanding shares of the fund are present at the meeting in person or by proxy.

3.B. AMENDING THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION WITH
     RESPECT TO INVESTMENTS IN THE SECURITIES OF A SINGLE ISSUER

The Trustees are recommending that the fund's fundamental investment restriction with respect to investments in the securities of a single issuer be revised to reflect the standard restriction expected to be used by other Putnam funds and to grant the fund the maximum flexibility permitted under the 1940 Act. The 1940 Act prohibits a diversified fund such as the fund from investing, with respect to 75% of its total assets, in the voting securities of an issuer if as a result it would own more than 10% of the outstanding voting securities of that issuer. The fund's current investment restriction, which is more restrictive than the 1940 Act, states that the fund may not:

          "Acquire more than 10% of the voting securities of any issuer or more than 10% of any class of securities of any issuer. (For these purposes all preferred stocks of an issuer
     are regarded as a single class, and all debt securities of an issuer are regarded as a single class.)"

The proposed amended fundamental investment restriction is set forth below.

          "The fund may not ...

     With respect to 75% of its total assets, acquire more than 10% of the outstanding voting securities of any issuer."

The amendment removes all restrictions on the amount of a class of
an issuer's securities that the fund may purchase, and enables the
fund to purchase more than 10% of the voting securities of an issuer
with respect to 25% of the fund's total assets.  Putnam
Management
believes that limiting this restriction to voting securities and
75%
of the fund's total assets will enhance the fund's investment flexibility.


To
 the extent the fund individually or with other funds and accounts managed by Putnam Management or its affiliates were to own all or a major portion of the outstanding securities of a particular issuer, under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer the fund could find it more difficult to sell these securities when Putnam Management believes it advisable to do so, or may be able to sell the securities only at prices significantly lower than if they were more widely held.

Required vote. Approval of this proposal requires the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund, or (2) 67% or more of the shares of the fund present at the meeting if more than 50% of the outstanding shares of the fund are present at the meeting in person or by proxy.

3.C. AMENDING THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION WITH
     RESPECT TO MAKING LOANS

The Trustees are recommending that the fund's fundamental investment restriction with respect to making loans be revised to reflect the standard restriction expected to be used by other Putnam funds and to remove any asset limitations on the fund's ability to enter into repurchase agreements and securities loans. The current restriction states that the fund may not:

     "Make loans, except by purchase of debt obligations in which the fund may invest consistent with its investment policies, by
     entering into repurchase agreements with respect to not more than 25% of its total assets (taken at market value) or through
     the lending of its portfolio securities with respect to not more than 25% of its total assets."

The proposed amended fundamental investment restriction is set forth below.


     "The fund may not ...

     Make loans, except by purchase of debt obligations in which the fund may invest consistent with its investment policies, by entering into repurchase agreements, or by lending its portfolio securities
     ."


Following the amendment, the fund may, consistent with its investment objective and policies and applicable law, enter into repurchase agreements and securities loans without limit.

When the fund enters into a repurchase agreement, it typically purchases a security for a relatively short period (usually not more than one week), which the seller agrees to repurchase at a fixed time and price, representing the fund's cost plus interest. When the fund enters into a securities loan, it lends certain of its portfolio securities to broker-dealers or other parties and typically receives an interest payment in return. These transactions must be fully collateralized at all times, but involve some risk to the fund if the other party should default on its obligation. If the other party in these transactions should become involved in bankruptcy or insolvency proceedings, it is possible that the fund may be treated as an unsecured creditor and be required to return the underlying collateral to the other party's estate.

Required vote. Approval of this proposal requires the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund, or (2) 67% or more of the shares of the fund present at the meeting if more than 50% of the outstanding shares of the fund are present at the meeting in person or by proxy.

3.D. AMENDING THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION WITH
     RESPECT TO INVESTMENTS IN COMMODITIES

The Trustees are recommending that the fund's fundamental investment restriction with respect to investments in commodities be revised to reflect the standard restriction expected to be used by other
Putnam
funds.  The current restriction states that the fund may not:

     "Purchase or sell commodities or commodity contracts."

The proposed amended fundamental    investment     restriction is
set forth below.

     "The fund may not ...

     Purchase or sell commodities or commodity contracts, except that the fund may purchase and sell financial futures contracts and options and may enter into foreign exchange contracts and other financial transactions not involving physical commodities."

Under the revised restriction, the fund will continue to be able to engage in a variety of transactions involving the use of financial futures and options and foreign currencies, as well as various other financial transactions to the extent consistent with its investment objectives and policies. Although the fund may already engage in many of these activities, Putnam Management believes that the revised language more clearly sets forth the fund's policy. The addition of financial transactions not involving physical commodities is intended to give the fund maximum flexibility to invest in a variety of financial instruments that could technically be considered commodities, but which do not involve the direct purchase or sale of physical commodities, which is the intended focus of the restriction.

Required vote. Approval of this proposal requires the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund, or (2) 67% or more of the shares of the fund present at the meeting if more than 50% of the outstanding shares of the fund are present at the meeting in person or by proxy.

3.E. AMENDING THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION WITH
     RESPECT TO INVESTMENTS IN REAL ESTATE

The

Trustees
 are recommending that the fund's fundamental investment restriction with respect to investments in real estate be revised to reflect the standard restriction expected to be used by other
Putnam
funds and to grant the fund greater flexibility. The current restriction states that the fund may not:

     "Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate and securities representing interests in real estate."

The proposed amended fundamental investment restriction is set forth below.


     "The fund may not ...

     Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein."

Following the proposed amendment, the fund would be able to own real estate directly as a result of the exercise of its rights in connection with debt obligations it owns. In such cases, the ability to acquire and dispose of real estate may serve to protect the fund during times where an issuer of debt securities is unable to meet its obligations. Putnam Management believes that this enhanced flexibility could assist the fund in achieving its investment objective.

To the extent the fund holds real estate-related securities, it will be subject to the risks associated with the real estate market. These risks may include declines in the value of real estate, changes in general or local economic conditions, overbuilding, difficulty in completing construction, increased competition, changes in zoning laws, increases in property taxes and operating expenses, and variations in rental income. Generally, increases in interest rates will increase the costs of obtaining financing, which may result in a decrease in the value of such investments.

In addition, in order to enforce its rights in the event of a default of an issuer of real estate-related securities, the fund may be required to participate in various legal proceedings or take possession of and manage assets securing the issuer's obligations.
This could increase the fund's operating expenses and adversely affect the fund's net asset value.

Required vote. Approval of this proposal requires the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund, or (2) 67% or more of the shares of the fund present at the meeting if more than 50% of the outstanding shares of the fund are present at the meeting in person or by proxy.

3.F. AMENDING THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION WITH
     RESPECT TO CONCENTRATION OF ITS ASSETS

The Trustees are recommending that the fund's fundamental investment restriction regarding concentration be revised to reflect the standard restriction expected to be used by other Putnam funds.
The
current restriction states that the fund may not:

     "Purchase securities if as a result of such purchase more than
     25% of total fund assets (taken at market value) would be invested in any one industry. However, the fund may at times
     invest more than 25% of the value of its assets in cash or cash equivalents or securities issued or guaranteed by the U.S. government, its agencies or instrumentalities."

The proposed amended fundamental    investment     restriction is
set forth below.

          "The fund may not . . .

          Purchase securities (other than securities of the U.S.
          government, its agencies or instrumentalities) if, as a result of such purchase, more than 25% of the fund's total
          assets would be invested in any one industry."

The proposed amendment merely conforms the fund's restriction and would have no effect on the fund's investments.

Required vote. Approval of this proposal requires the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund, or (2) 67% or more of the shares of the fund present at the meeting if more than 50% of the outstanding shares of the fund are present at the meeting in person or by proxy.

4.A. ELIMINATING THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION
WITH
     RESPECT TO INVESTMENTS IN ISSUERS THAT HAVE BEEN IN
OPERATION
     FOR LESS THAN THREE YEARS

The Trustees are recommending that the fund's fundamental
investment
restriction which limits the fund's investments in issuers with limited operating histories, which are sometimes referred to as
"unseasoned issuers," be eliminated    .  The     restriction
states
that the fund may not:

     "Invest in securities of an issuer which, together with any predecessor, has been in operation for less than three
     years,         and in equity securities of issuers for
     which market quotations are not readily available (but
     excluding securities restricted as to resale)         if,
     as a result, the aggregate of such investments would exceed 5% of the value of the fund's net assets; provided, however, that this restriction shall not apply to any obligation of the U.S. government or its instrumentalities or agencies."

        The fund originally adopted this restriction to comply with certain state securities law requirements which are no longer applicable to the fund.

    If this proposal is approved, the    fund could invest, to
the
extent otherwise consistent with its investment policies, in
unseasoned issuers without limit            .  Putnam Management
believes that this enhanced flexibility could assist the fund in achieving its investment objective.


Companies which have been in operation less than three years may have relatively small equity market capitalizations (e.g., under $1 billion). Although these companies may provide greater opportunities for increased investment return, they also provide greater risk. These companies often have limited product lines, markets or financial resources. The securities of these companies may trade less frequently and in limited volume, and only in the over-the-counter market or on a regional securities exchange. As a result, these securities may fluctuate in value more than those of larger, more established companies.

Required vote. Approval of this proposal requires the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund, or (2) 67% or more of the shares of the fund present at the meeting if more than 50% of the outstanding shares of the fund are present at the meeting in person or by proxy.


4.B. ELIMINATING THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION
WITH
     RESPECT TO INVESTMENTS IN SECURITIES OF ISSUERS IN WHICH
     MANAGEMENT OF THE FUND OR PUTNAM INVESTMENT MANAGEMENT OWNS
     SECURITIES

The Trustees are recommending eliminating the fund's fundamental investment restriction which prevents the fund from investing in the securities of issuers in which management of the fund or Putnam
Management owns a certain percentage of securities    .  The
    restriction states that the fund may not:

     "Invest in securities of any issuer if, to the knowledge of the fund, officers and Trustees of the fund and officers and directors of Putnam Management who beneficially own more than
     0.5% of the shares or securities of that issuer together own more than 5%."

The fund originally adopted this restriction to comply with
certain
state securities law requirements        which are no longer
applicable to the fund.

    If this proposal is approved,         the fund would be able
to
invest in the securities of any issuer without regard to
ownership
in such issuer by management of the fund or Putnam Management, except to the extent prohibited by the fund's investment policies or
the 1940 Act.    Putnam Management believes that this enhanced
flexibility could assist the fund in achieving its investment objectives.

Required vote. Approval of this proposal requires the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund, or (2) 67% or more of the shares of the fund present at the meeting if more than 50% of the outstanding shares of the fund are present at the meeting in person or by proxy.

4.C. ELIMINATING THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION
WITH
     RESPECT TO MARGIN TRANSACTIONS

The Trustees are recommending that the fund's fundamental investment restriction with respect to margin transactions be eliminated
       . "Margin transactions" involve the purchase of securities with money borrowed from a broker, with cash or eligible securities being used as collateral against the loan. The restriction states that the fund may not:

     "Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities."

The fund originally adopted this restriction to comply with
certain
state securities law requirements        which are no longer
applicable to the Fund.

    If    this     proposal is approved, the    fund would have
no
formal restriction with respect to engaging in margin
transactions.
However, the             fund's potential use of margin
transactions
beyond transactions in financial futures and options and for the clearance of purchases and sales of securities, including the use of margin in ordinary securities transactions, is currently limited by
SEC guidelines which prohibit margin transactions because they create senior securities. The fund's ability to engage in margin transactions is also limited by its investment policies, which generally permit the fund to borrow money only in limited circumstances.

Required vote. Approval of this proposal requires the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund, or (2) 67% or more of the shares of the fund present at the meeting if more than 50% of the outstanding shares of the fund are present at the meeting in person or by proxy.

4.D. ELIMINATING THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION
WITH
     RESPECT TO SHORT SALES

The Trustees are recommending that the fund's fundamental
investment
restriction with respect to short sales be eliminated        .
The
restriction states that the fund may not:

     "Make short sales of securities or maintain a short position for the account of the fund unless at all times when a short position is open it owns an equal amount of such securities
or
     owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short."

The fund originally adopted this restriction to comply with
certain
state securities    law     requirements        which are no
longer
appplicable to the fund.

    If this proposal is approved, the    fund would be able to
engage in short sales other than those "against the box" (in which
the fund owns or has the right to acquire at no added cost securities identical to those sold short). However, Putnam Management does not currently intend to engage in short sales on
behalf of the fund            .

In a typical short sale, the fund borrows securities from a
broker
that it anticipates will decline in value in order to sell to a third party. The fund becomes obligated to return securities of the same issue and quantity at some future date, and it realizes a loss
to the extent the securities increase in value and a profit to the
extent the securities decline in value (after including any associated costs). Since the value of a particular security can increase without limit, the fund could potentially realize losses
with respect to short sales    which are not "against the
box"
the fund does not own or have the right to acquire at no added cost securities identical to those sold short that are significantly greater than the value of the securities at the time they are sold short.

Required vote. Approval of this proposal requires the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund, or (2) 67% or more of the shares of the fund present at the meeting if more than 50% of the outstanding shares of the fund are present at the meeting in person or by proxy.

4.E. ELIMINATING THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION
WITH
     RESPECT TO PLEDGING ASSETS

The Trustees are recommending that the fund's fundamental
investment
restriction which limits the fund's ability to pledge its assets be
eliminated    .  The     restriction states that the fund may
not:

     "Pledge, hypothecate, mortgage or otherwise encumber its assets in excess of 15% of its total assets (taken at cost) and then only to secure borrowings permitted by restriction 1 above."

     [Restriction 1 permits the fund to borrow money in an amount equal to up to 10% of its total assets for certain limited purposes.]

The fund originally adopted this restriction to comply with
certain
state securities law requirements        which are no longer
applicable to the fund.

    If    this proposal is approved, the fund would no longer
have a
policy limiting its pledging activity.              Putnam
Management believes that this enhanced flexibility could assist the fund in achieving its investment objective. Further, Putnam Management believes that the fund's current limits on pledging may conflict with the fund's ability to borrow money to meet redemption requests or for extraordinary or emergency purposes. This conflict arises because banks may require borrowers such as the fund to pledge assets in order to collateralize the amount borrowed. These collateral requirements are typically for amounts at least equal to, and often larger than, the principal amount of the loan. If the fund needed to borrow the maximum amount permitted by its policies
(currently 10% of its total assets), it might be possible that a bank would require collateral in excess of 15% of the fund's total assets. Thus, the current restriction could have the effect of reducing the amount that the fund may borrow in these situations.



Pledging assets does entail certain risks. To the extent that the fund pledges its assets, the fund may have less flexibility in liquidating its assets. If a large portion of the fund's assets were involved, the fund's ability to meet redemption requests or other obligations could be delayed.

Required vote. Approval of this proposal requires the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund, or (2) 67% or more of the shares of the fund present at the meeting if more than 50% of the outstanding shares of the fund are present at the meeting in person or by proxy.

4.F.
     ELIMINATING THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTIONS
WITH
     RESPECT TO INVESTMENTS IN ILLIQUID SECURITIES

The Trustees are recommending that the fund's fundamental
investment
   restrictions     which    limit     the fund's investments in
illiquid securities, including securities subject to restrictions on
resale ("restricted securities") and equity securities for which
market quotations are not readily available   ,     be
eliminated.
The current fundamental investment restrictions state that the fund may not:

     "Purchase securities restricted as to resale, if, as a result, such investments would exceed 15% of the value of the fund's net assets, excluding restricted securities that have been determined by the Trustees of the fund (or the person designated by them to make such determinations) to be readily
     marketable."

     "Invest in [ securities of an issuer which, together with any predecessor, has been in operation for less than
     three years   ],     and in equity securities of issuers
     for which market quotations are not readily available (but
     excluding securities restricted as to resale)         if,
     as a result, the aggregate of such investments would exceed 5% of the value of the fund's net assets; provided, however, that this restriction shall not apply to any obligation of the U.S. government or its instrumentalities or agencies."

The section of the second restriction in brackets is proposed to be eliminated by Proposal 4.A.

Putnam Management believes the restrictions are unnecessary in light of current regulatory requirements, which prohibit the fund from investing more than 15% of its net assets in any combination of
(a)
securities which are not readily marketable, (b) securities restricted as to resale (excluding securities determined by the Trustees of the fund (or the person designated by the Trustees of the fund to make such determinations) to be readily marketable), and
(c) repurchase agreements maturing in more than seven days. Further, with respect to the second restriction, the SEC currently looks to the marketability of a security, rather than the existence of market quotations, to determine a security illiquidty.

These current requirements are reflected in the fund's non-fundamental policy with respect to illiquid investments. Eliminating
the fundamental    restrictions     would therefore provide the
fund
with maximum flexibility to respond quickly to legal, regulatory and market developments regarding illiquid investments. If the restriction were no longer required, the Trustees could modify or eliminate the restriction to increase the fund's investment flexibility without the need for shareholder approval.

To the extent the fund invests in illiquid investments, the fund may encounter difficulty in determining the fair value of such securities for purposes of computing net asset value. In addition, the fund could encounter difficulty satisfying redemption requests within seven days if it could not readily dispose of its illiquid investments.

Required vote. Approval of this proposal requires the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund, or (2) 67% or more of the shares of the fund present at the meeting if more than 50% of the outstanding shares of the fund are present at the meeting in person or by proxy.

4.G. ELIMINATING
      THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION WITH
     RESPECT TO INVESTMENTS IN CERTAIN OIL, GAS AND MINERAL

     INTERESTS


The Trustees are recommending that the fund's fundamental
investment
restriction
with respect
 to investments in oil, gas and mineral
leases, rights or royalty contracts be eliminated    .  The
    restriction states that the fund may not:

     "Buy or sell oil, gas or other mineral leases, rights, or royalty contracts."

The fund originally adopted    this     restriction to comply
with
certain state securities law requirements        which are no
longer
applicable to the fund.

    If this proposal is approved, the         fund would be able
to
invest   directly in oil, gas and mineral interests, and     in a
variety of securities the value of which is dependent upon the value
of    such interests.  Putnam Management believes that this
enhanced
flexibility could assist the fund in achieving its investment objective.

Investments in oil, gas and other mineral leases, rights or royalty contracts and in securities which derive their value in part from such instruments, entail certain risks. The prices of these investments are subject to substantial fluctuations, and may be affected by unpredictable economic and political circumstances such as social, political or military disturbances, the taxation and regulatory policies of various governments, the activities and policies of OPEC (an organization of major oil producing countries), the existence of cartels in such industries, the discovery of new reserves and the development of new techniques for producing, refining and transporting such materials and related products, the development of new technology, energy conservation practices, and the development of alternative energy sources and alternative uses for such materials and related products. In addition, in order to enforce its rights in the event of a default of an issuer of these securities, the fund may be required to participate in various legal proceedings or take possession of and manage assets securing the issuer's obligations. This could increase the fund's operating expenses and adversely affect the fund's net asset value.


Required
 vote. Approval of this proposal requires the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund, or (2) 67% or more of the shares of the fund present at the meeting if more than 50% of the outstanding shares of the fund are present at the meeting in person or by proxy.

4.H. ELIMINATING THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION
WITH
     RESPECT TO INVESTING TO GAIN CONTROL OF A COMPANY'S
MANAGEMENT

The Trustees are recommending that the fund's fundamental investment restriction which states that the fund may not "make investments for the purpose of gaining control of a company's management" be eliminated. Eliminating the restriction would make it clear that the fund can freely exercise its rights as a shareholder of the various companies in which it may invest, which activities could at times fall under the technical definition of control under the securities laws. These rights may include the right to actively oppose or support the management of such companies. Since the fund invests primarily in fixed-income securities, this proposal will not impact the majority of the fund's investments. Nevertheless, Putnam
Management believes it would be in the best interest of the fund to eliminate the restriction.

Required vote. Approval of this proposal requires the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund, or (2) 67% or more of the shares of the fund present at the meeting if more than 50% of the outstanding shares of the fund are present at the meeting in person or by proxy.

4.I. ELIMINATING THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION
WITH
     RESPECT TO OPTIONS TRANSACTIONS

The Trustees are recommending that the fund's fundamental investment restriction with respect to options transactions be eliminated.
The
current restriction states that the fund may not:

     "Write, purchase or sell options or puts, calls, straddles, spreads or combinations thereof; . . ."

The fund originally adopted this restriction to comply with certain state securities law requirements which are no longer applicable to the fund.

If    this     proposal is approved, the fund will be able to
engage in a variety of options transactions for hedging purposes and to increase investment return. Putnam Management believes that this enhanced flexibility could assist the fund in achieving its investment objective.

A call option gives the holder the right to purchase, and obligates the writer to sell, an asset, such as a security, a currency or a unit of an index, at the exercise price prior to or on the expiration date. A put option gives the holder the right to sell, and obligates the writer to buy, an asset at the exercise price prior to or on the expiration date. In order for a put option purchased by the fund to be profitable, the market price of the underlying asset must decline sufficiently below the exercise price to cover the premium and transaction costs paid by the fund. In order for a call option purchased by the fund to be profitable, the market price of the underlying asset must rise sufficiently above the exercise price to cover the premium and transaction costs paid by the fund. If an option expires unexercised, the fund will receive nothing for its premium payment.

When the fund writes a call option, it gives up the opportunity to profit from any increase in the price of an asset above the exercise price of the option; when it writes a put option, the fund takes the risk that it will be required to purchase an asset from the option holder at a price above the current market price of that asset. The fund receives a premium for writing a call or a put option (representing the cost of the option), which increases the return if the option expires unexercised or is closed out at a net profit.

The successful use of options depends on the ability of Putnam Management to forecast correctly interest rate and market movements. The effective use of options also depends on the fund's ability to terminate option positions at times when Putnam Management deems it desirable to do so. There is no assurance that the fund will be able to effect closing transactions at any particular time or at an acceptable price. Disruptions such as trading interruptions or restrictions on option exercise in the markets for securities and other assets underlying options purchased or sold by the fund could result in losses on an option, including the entire investment by the fund in the option.

Required vote. Approval of this proposal requires the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund, or (2) 67% or more of the shares of the fund present at the meeting if more than 50% of the outstanding shares of the fund are present at the meeting in person or by proxy.

Further Information About Voting and the Shareholder Meeting

Quorum and Methods of Tabulation. Thirty percent of the shares entitled to vote -- present in person or represented by proxy -- constitutes a quorum for the transaction of business with respect to any proposal at the meeting (unless otherwise noted in the proxy statement). Shares represented by proxies that reflect abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Votes cast by proxy or in person at the meeting will be counted by persons appointed by your fund as tellers for the meeting.

The tellers will count the total number of votes cast "for" approval of the proposals for purposes of determining whether sufficient affirmative votes have been cast. With respect to the election of Trustees and selection of auditors, neither abstentions nor broker non-votes have any effect on the outcome of the proposal. With respect to any other proposals, abstentions and broker non-votes have the effect of a negative vote on the proposal.

Other business. The Trustees know of no other business to be brought before the meeting. However, if any other matters properly come before the meeting, it is their intention that proxies that do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named as proxies in the enclosed form of proxy.

Simultaneous meetings. The meeting of shareholders of your fund is called to be held at the same time as the meetings of shareholders of certain of the other Putnam funds. It is anticipated that all meetings will be held simultaneously. If any shareholder at the meeting objects to the holding of a simultaneous meeting and moves for an adjournment of the meeting to a time promptly after the simultaneous meetings, the persons named as proxies will vote in favor of such adjournment.

Solicitation of proxies. In addition to soliciting proxies by mail, Trustees of your fund and employees of Putnam Management, Putnam Fiduciary Trust Company and Putnam Mutual Funds may solicit proxies in person or by telephone. Your fund may also arrange to have votes recorded by telephone. The telephone voting procedure is designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded. Your fund has been advised by counsel that these procedures are consistent with the requirements of applicable law. If these procedures were subject to a successful legal challenge, such votes would not be counted at the meeting. Your fund is unaware of any such challenge at this time. Shareholders would be called at the phone number Putnam Investments has in its records for their accounts, and would be asked for their Social Security number or other identifying information. The shareholders would then be given an opportunity to authorize proxies to vote their shares at the meeting in accordance with their instructions.
To ensure that the shareholders' instructions have been recorded correctly, they will also receive a confirmation of their instructions in the mail. A special toll-free number will be available in case the information contained in the confirmation is incorrect.

Your fund's Trustees have adopted a general policy of maintaining confidentiality in the voting of proxies. Consistent with this policy, your fund may solicit proxies from shareholders who have not voted their shares or who have abstained from voting.

Persons holding shares as nominees will upon request be
reimbursed
for their reasonable expenses in soliciting instructions from their
principals.  Your fund has retained at its expense D.F. King &
Co.,
Inc., 77 Water Street, New York, New York 10005, to aid in the solicitation of instructions for registered and nominee accounts,
for a fee not to exceed    $15,000     plus reasonable out-of-
pocket expenses for mailing and phone costs.

Revocation of proxies. Proxies, including proxies given by telephone, may be revoked at any time before they are voted by a written revocation received by the Clerk of your fund, by properly executing a later-dated proxy or by attending the meeting and voting in person.

Date for receipt of shareholders' proposals for subsequent meetings of shareholders. Your fund's Agreement and Declaration of Trust does not provide for annual meetings of shareholders, and your fund does not currently intend to hold such a meeting in 1997. Shareholder proposals for inclusion in the proxy statement for any subsequent meeting must be received by your fund within a reasonable period of time prior to any such meeting.

Adjournment. If sufficient votes in favor of any of the proposals set forth in the Notice of the Meeting are not received by the time scheduled for the meeting, the persons named as proxies may propose adjournments of the meeting for a period or periods of not more than 60 days in the aggregate to permit further solicitation of proxies with respect to any of such proposals. Any adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of such proposals. They will vote against such adjournment those proxies required to be voted against such proposals. Your fund pays the costs of any additional solicitation and of any adjourned session. Any proposals for which sufficient favorable votes have been received by the time of the meeting may be acted upon and considered final regardless of whether the meeting is adjourned to permit additional solicitation with respect to any other proposal.

Financial information. Your fund will furnish, without charge, to you upon request a copy of the fund's annual report for its most recent fiscal year, and a copy of its semiannual report for any subsequent semiannual period. Such requests may be directed to Putnam Investor Services, P.O. Box 41203, Providence, RI 02940-1203 or 1-800-225-1581.

Further Information About Your Fund

Limitation of Trustee liability. The Agreement and Declaration of
Trust of your fund provides that the fund will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the fund, except if it is determined in the manner specified in the Agreement and Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the fund or that such indemnification would relieve any officer or Trustee of any liability to the fund or its shareholders arising by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. Your fund, at its expense, provides liability insurance for the benefit of its Trustees and officers.

Audit and Nominating Committees. The voting members of the Audit Committee of your fund include only Trustees who are not "interested persons" of the fund by reason of any affiliation with
Putnam Investments and its affiliates. The Audit Committee currently consists of Messrs. Estin (Chairman), Perkins (without vote), Putnam, III (without vote), Shapiro, Smith (without vote), and Ms. Kennan. The Nominating Committee consists only of Trustees who are not "interested persons" of your fund or Putnam Management.
The Nominating Committee currently consists of Dr. Pounds and Ms. Kennan (Co-chairpersons), Ms. Baxter, and Messrs. Estin, Hill, Jackson, Patterson, Shapiro, and Thorndike.

Officers and other information. In addition to George Putnam and Lawrence J. Lasser, the officers of your fund are as follows:

                                                       Year first
                                                       elected to
Name (age)                   Office                    office
-----------------------------------------------------------------

Charles E. Porter (58)       Executive Vice President
   1989
Patricia C. Flaherty (49)    Senior Vice President
   1993
John D. Hughes (61)          Senior Vice President &
                             Treasurer
   1987
Gordon H. Silver (49)        Vice President
   1990
   Gary N. Coburn (50)       Vice President
   1988
   Edward H. D'Alelio (44)                             Vice
President                       1985
   Jennifer E. Leichter* (36)                          Vice
President                       1996
Rosemary H. Thomsen (36)     Vice Presidnet            1996
William N. Shiebler**(54)    Vice President
   1991
John R. Verani (57)          Vice President
   1987
Paul M. O'Neil (43)          Vice President
   1992
Beverly Marcus (52)          Clerk
   1981


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--

   *  The     fund's portfolio    manager
** President of Putnam Mutual Funds

All of the officers of your fund are employees of Putnam Management or its affiliates. Because of their positions with Putnam Management or its affiliates or their ownership of stock of Marsh &
McLennan Companies, Inc., the parent corporation of Putnam Management and Putnam Mutual Funds, Messrs. Putnam, George Putnam,
III, Lasser and Smith (nominees for Trustees of your fund), as well as the officers of your fund, will benefit from the management fees, distribution fees, underwriting commissions, custodian fees, and investor servicing fees paid or allowed by the fund.

Assets and shares outstanding of your fund as of    November 1,
1996

Net assets
   $4,374,422,982

Class A shares outstanding
and authorized to vote
   258,097,750     shares

Class B shares outstanding
and authorized to vote
   95,351,214     shares

Class M shares outstanding
and authorized to vote
   1,729,386     shares

5% beneficial ownership of your fund as of    September 30,
1996

Persons beneficially owning more than 5% of the fund's class A shares
   None

Persons beneficially owning more than 5% of the fund's class B shares

(1)     Merrill Lynch Pierce Fenner &                7,111,725
shares or 7.60%
       Smith, Inc.
     Mutual Fund Operations
     3rd Floor
     4800 Deer Lake Drive East
     Jacksonville, FL 32246-6484

Persons beneficially owning more than 5%
   None
of the fund's class M shares



PUTNAMINVESTMENTS
The Putnam Funds

One Post Office Square
Boston, Massachusetts 02109
Toll-free 1-800-225-1581

   PUTNAMINVESTMENTS


HAS YOUR ADDRESS CHANGED?
Please use this form to notify us of any change in address or telephone number or to provide us with your comments. Detach this form from the proxy ballot and return it with your signed proxy in the enclosed envelope.

Street
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City      State     Zip
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Telephone
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DO YOU HAVE ANY COMMENTS?

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DEAR SHAREHOLDER:

Your vote is important. Please help us to eliminate the expense of follow-up mailings by signing and returning this proxy as soon as possible. A postage-paid envelope is enclosed for your convenience.

THANK YOU!

                          PUTNAM HIGH YIELD TRUST

   Meeting     of shareholders to be held on February 6, 1997


This proxy is solicited on behalf of the Trustees of the fund.

The undersigned shareholder hereby appoints George Putnam, Hans
H.
Estin, and Robert E. Patterson, and each of them separately, Proxies, with power of substitution, and hereby authorizes them to represent and to vote, as designated below, at the meeting of shareholders of Putnam High Yield Trust on February 6, 1997, at 2:00 p.m., Boston time, and at any adjournments thereof, all of the shares of the fund that the undersigned shareholder would be entitled to vote if personally present.

If you complete and sign the proxy, we'll vote it exactly as you tell us. If you simply sign the proxy, it will be voted FOR electing Trustees as set forth in Proposal 1 and FOR each of the other Proposals listed below. In their discretion, the Proxies will also be authorized to vote upon such other matters that may properly come before the meeting.

Note: If you have questions on any of the proposals, please call
    1-800-225-1581.

PLEASE BE SURE TO SIGN AND DATE THIS PROXY.

Please sign your name exactly as it appears on this card. If you are a joint owner, each owner should sign. When signing as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.

THE TRUSTEES RECOMMEND A VOTE FOR ELECTING ALL OF THE NOMINEES
FOR
TRUSTEES AND FOR THE OTHER PROPOSALS LISTED BELOW.

   TO VOTE, MARK BOXES BELOW IN BLUE OR BLACK AS FOLLOWS: / X /

                                                       FOR
COMMENTS ON REVERSE
                                                         RETURN
BOTH PORTIONS.
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                                                               IF
NO COMMENTS,
                                                     RETURN THIS
PORTION ONLY.

PUTNAM EUROPE GROWTH FUND

For address changes and/or comments,
please write them on the back where
indicated.


1.  Proposal to elect Trustees
    The nominees for Trustees are: J.A. Baxter, H.H. Estin, J.A.
    Hill, R.J. Jackson, E.T. Kennan, L.J. Lasser, R.E. Patterson,
    D.S. Perkins, W.F. Pounds, G. Putnam, G. Putnam, III, E.
    Shapiro, A.J.C. Smith and W.N. Thorndike.

/  / FOR    ALL

   /  /  WITHHOLD ALL

   /  / FOR ALL EXCEPT

To withhold authority to vote for one or more of the nominees, write those nominees' names below:

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PROPOSAL TO:

2.  Ratify the selection         FOR      AGAINST    ABSTAIN
    of Coopers & Lybrand
    L.L.P. as the                /  /      /  /       /  /
    independent auditors
    of your fund.

3.  Amend the fund's
    fundamental investment
    restriction with respect
    to:

  A.  Diversification.           /  /      /  /       /  /

  B.  Investments in the         /  /      /  /       /  /
    securities of a single
    issuer.

  C.  Making loans.              /  /      /  /       /  /

  D.  Investments in             /  /      /  /       /  /
    commodities.

  E.  Investments in             /  /      /  /       /  /
    real estate.

  F.  Concentration of assets.   /  /      /  /       /  /


4.  Eliminate the fund's
    fundamental investment
    restriction with respect
    to:

  A.  Investments in issuers that /  /     /  /       /  /
    have been in operation for
    less than three years.

  B.  Investments in securities  /  /      /  /       /  /
    of issuers in which
    management of the fund
    or Putnam Investment
    Management owns securities.

  C.  Margin transactions.       /  /      /  /       /  /

  D.  Short sales.               /  /      /  /       /  /

  E.  Pledging assets.           /  /      /  /       /  /

  F.  Investments in             /  /      /  /       /  /
    illiquid securities.

  G.  Investments in certain     /  /      /  /       /  /
    oil, gas and mineral
    interests.

  H.  Investing to gain          /  /      /  /       /  /
    control of a company's
    management.

  I.  Options transactions.      /  /      /  /       /  /




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Signature                                          Date


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Signature (Joint Owners)                           Date
lipsett/106290.111/proxys/hyt4.wpf